SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                December 13, 1995

                    ________________________________________


                              THERMO TERRATECH INC.
                     (formerly, Thermo Process Systems Inc.)
             (Exact name of Registrant as specified in its charter)


   Delaware                        1-9549                           04-2925807
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   81 Wyman Street                                                       02254
   Waltham, Massachusetts                                           (Zip Code)
   (Address of principal executive offices)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
PAGE
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   Item 5.  Other Events
            ------------

        On December 13, 1995, the shareholders of Thermo Process Systems Inc. (the "Company") approved the change of the Company's name to "Thermo TerraTech Inc.", effective immediately. The Company's ticker symbol on the American Stock Exchange has been changed to "TTT", effective December 18, 1995. Shareholders will not be requested to exchange their stock certificates.


   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
            Information and Exhibits
            ------------------------

            (a) Financial Statements of Business Acquired: not applicable.

            (b) Pro Forma Combined Condensed Financial Information: not
                applicable.

            (c) Exhibits

                3 Restated Certificate of Incorporation of the Registrant, as amended.

                99    Press Release of the Registrant, dated December 15,
                      1995.



                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 15th day of December, 1995.



                                             THERMO PROCESS SYSTEMS INC.


                                             By: /s/ John P. Appleton
                                                 John P. Appleton
                                                 President and Chief
                                                 Executive Officer